UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 04, 2026

Winchester Bancorp, Inc.

(Exact name of Registrant as Specified in Its Charter)

Maryland	001-42627	33-3361275
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

661 Main Street
Winchester, Massachusetts		01890
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (781) 729-2130

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	WSBK	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 4, 2026, at the 2026 Annual Meeting of Stockholders (the “Annual Meeting”) of Winchester Bancorp, Inc. (the “Company”), the Company’s stockholders approved the Winchester Bancorp, Inc. 2026 Equity Incentive Plan (the “Plan”). The Plan will be administered by the Compensation Committee of the Company’s Board of Directors (the “Committee”). The Committee, in its discretion, may grant stock-based awards, including, but not limited to, restricted stock, restricted stock units, non-statutory stock options, and incentive stock options, to officers, employees and non-employee directors of the Company and its subsidiaries. A description of the Plan can be found in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on September 28, 2026 (the “Proxy Statement”) in the section entitled “PROPOSAL 2-APPROVAL OF THE WINCHESTER BANCORP, INC. 2026 EQUITY INCENTIVE PLAN,” which is incorporated herein by reference. A copy of the Plan is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The final results of the vote for each of the matters submitted to a vote of stockholders are as follows:

1.
The following individuals were elected as directors, each for a three-year term and until their successors are duly elected and qualified, by the following vote:

	FOR	WITHHELD
Paula M. Cotter	6,997,791	110,211
Neal J. Harte	6,998,307	109,695
William P. Hood	6,998,282	109,720
Edward Merritt	6,998,307	109,695

There were 1,088,758 broker non-votes on the proposal.

2.
The Winchester Bancorp, Inc. 2026 Equity Incentive Plan was approved by stockholders' by the following vote:

FOR	AGAINST	ABSTAIN
7,003,694	90,748	13,560

There were 1,088,758 broker non-votes on the proposal.

3.
The appointment of Wolf & Company, P.C. as the Company's independent registered public accounting firm for the six-month transition period ending December 31, 2026 was ratified by stockholders by the following vote:

FOR	AGAINST	ABSTAIN
7,978,846	197,913	20,001

There were no broker non-votes on the proposal.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Winchester Bancorp, Inc. 2026 Equity Incentive Plan

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Winchester Bancorp, Inc.

Date:	November 5, 2026	By:	/s/ John A. Carroll
John A. Carroll President and Chief Executive Officer